ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 20, 1998, incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement No. 333-36087.

                                                         /s/ Arthur Andersen LLP
                                                         -----------------------

Lancaster, Pa.,
March 19, 1998